AMENDMENT NO. 1

                         Dated as of September 14, 2005

                                       to

                        5-YEAR REVOLVING CREDIT AGREEMENT

                          Dated as of December 3, 2004

         THIS AMENDMENT NO. 1 (this "Amendment") is made as of September 14, 2005 by and among Applebee's International, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and JPMorgan Chase Bank, N.A. ("JPMCB"), as Administrative Agent (the "Administrative Agent") under that certain 5-Year Revolving Credit Agreement dated as of December 3, 2004 by and among the Borrower, the Lenders, the Syndication Agents party thereto and the Administrative Agent (as amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

         WHEREAS, the Borrower has requested certain modifications be made to the Credit Agreement;

         WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

         1. Amendments to Credit Agreement. Effective as of September 14, 2005 (the "Effective Date"), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         (a) The  definition  of  "Aggregate  Commitment"  set forth in forth in
Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                  "Aggregate Commitment" means the aggregate of the Commitments of all of the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The Aggregate Commitment as of September 14, 2005 is $200,000,000.

         (b) The  definition  of  "Commitment  Schedule"  set  forth in forth in
Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Commitment Schedule" means the Schedule identifying
                  each Lender's Commitment as of September 14, 2005 attached hereto and identified as such.

         (c) Clause (a) of the proviso in the first sentence of Section 2.6.3(i) of the Credit Agreement is amended to delete the reference therein to "$200,000,000" and substitute "$250,000,000" therefor.

         (d) The Commitment Schedule to the Credit Agreement is deleted in its entirety and replaced with the "Commitment Schedule" attached hereto.

         (e) Schedule 5.8 to the Credit Agreement is deleted in its entirety and replaced with the "Schedule 5.8" attached hereto.

         2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have (a) administered the reallocation of the Aggregate Outstanding Credit Exposure on the Effective Date ratably among the Lenders after giving effect to the increase of the Commitments of the Lenders pursuant to this Agreement and (b) received
(i) counterparts of this Amendment duly executed by the Borrower, each of the Lenders and the Administrative Agent; (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by each Guarantor; (iii) for the account of each Lender, an upfront fee in an amount equal to 0.075% of the amount of the incremental increase in such Lender's Commitment effected by this Amendment; (iv) payment and reimbursement of the Administrative Agent's and the Arranger's fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment; (v) an opinion letter of counsel to the Borrower relating to such corporate and other matters, and in such form, as the Administrative Agent may reasonably request; (vi) a copy, certified by the Secretary or Assistant Secretary of the Borrower, of the resolutions of the Board of Directors of the Borrower, authorizing the execution of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended hereby; and (vii) such other instruments and documents as are reasonably requested by the Administrative Agent.

         3. Representations and Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms and (ii) as of the date hereof and giving effect to the terms of this Amendment, (x) there exists no Default or Unmatured Default and (y) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

         4. Reference to and Effect on the Credit Agreement.

         (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. The Administrative Agent and the Lenders hereby reserve any and all rights which may now or hereafter exist in favor of the Administrative Agent and the Lenders under the Credit Agreement.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS
PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                APPLEBEE'S INTERNATIONAL, INC., as the Borrower


                             By /s/ Rebecca R. Tilden
                                -----------------------------------------------
                                Name:  Rebecca R. Tilden
                                Title: Vice President

                                JPMORGAN CHASE BANK, N.A., as the Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender


                             By /s/ Suzanne Ergastolo
                                ------------------------------------------------
                                Name:  Suzanne Ergastolo
                                Title: Vice President

                                CITICORP LEASING, INC., as a Lender


                             By /s/ David Carr
                                ------------------------------------------------
                                Name:  David Carr
                                Title: Vice President

                                BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), as a Lender


                             By /s/ Alexandra A. Burke
                                ------------------------------------------------
                                Name:  Alexandra Burke
                                Title: Principal

                                SUNTRUST BANK, as a Lender


                             By /s/ Michael F. Lapresi
                                ------------------------------------------------
                                Name:  Michael F. Lapresi
                                Title: Managing Director

                                THE BANK  OF  TOKYO-MITSUBISHI,  LTD.,   CHICAGO
                                BRANCH, as a Lender


                             By /s/ Tsuguyuki Umene
                                ------------------------------------------------
                                Name:  Tsuguyuki Umene
                                Title: Deputy General Manager

                                FIFTH THIRD BANK, as a Lender


                             By /s/ Megan S. Heisel
                                ------------------------------------------------
                                Name:  Megan S. Heisel
                                Title: Vice President

                                WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender


                             By /s/ Anthony D. Braxton
                                ------------------------------------------------
                                Name:  Anthony D. Braxton
                                Title: Director

                                WELLS FARGO BANK, N.A., as a Lender


                             By /s/ Melissa Nachman
                                ------------------------------------------------
                                Name:  Melissa Nachman
                                Title: Vice President


                             By /s/ Peter Martinets
                                ------------------------------------------------
                                Name:  Peter Martinets
                                Title: Vice President



                               COMMITMENT SCHEDULE



LENDER                                                                   COMMITMENT

JPMorgan Chase Bank, N.A.                                                $33,333,333.32

Bank of America, N.A. (successor by merger to Fleet National Bank)       $26,666,666.67

SunTrust Bank                                                            $26,666,666.67

Citicorp Leasing, Inc.                                                   $26,666,666.67

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch                       $26,666,666.67

Wachovia Bank, National Association                                      $20,000,000.00

Wells Fargo Bank, N.A.                                                   $20,000,000.00

Fifth Third Bank                                                         $20,000,000.00

AGGREGATE COMMITMENT                                                    $200,000,000.00


                                  SCHEDULE 5.8

                                  SUBSIDIARIES





 Subsidiary                                                 State                             Owner
------------------------------------------------------ ---------------- ---------------------------------------------------
ACMC, Inc.                                                   CO         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
AII Services, Inc.                                           KS         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Anne Arundel Apple Holding Corporation                       MD         Applebee's International, Inc. (89%)
                                                                        Lance Formwalt (10%)
                                                                        John Elias (1%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Apple American Limited Partnership of Minnesota              MN         Applebee's of Minnesota, Inc. (25%LP interest);
                                                                        Gourmet Systems of Minnesota, Inc. (75%GP
                                                                        interest)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Beverage, Inc.                                    TX         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Neighborhood Grill & Bar of Georgia, Inc.         GA         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Northeast, Inc. (formerly Pub Ventures of         MA         Applebee's International, Inc. (100%)
New England, Inc.) (Currently d/b/a as Gourmet
Systems of Main, Inc. in State of Maine)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Michigan, Inc.                                 MI         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Minnesota, Inc.                                MN         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of New Mexico, Inc.                               NM         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of New York, Inc.                                 NY         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Nevada, Inc.                                   NV         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Pennsylvania, Inc.                             PA         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Texas, Inc.                                    TX         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Virginia, Inc.                                 VA         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's UK, LLC                                           KS         Applebee's International, Inc. (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Apple Vermont Restaurants, Inc.                              VT         Applebee's Northeast, Inc. (formerly Pub Ventures
                                                                        of New England, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Arizona, Inc.                             AZ         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of California, Inc.                          CA         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Georgia, Inc.                             GA         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------





Gourmet Systems, Inc.                                        MO         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Kansas, Inc.                              KS         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Minnesota, Inc.                           MN         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Nevada, Inc.                              NV         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Tennessee, Inc.                           TN         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
GourmetWest of Nevada, Limited Liability Company             NV         Gourmet Systems of Nevada, Inc. (Managing Member)
                                                                        50%; Applebee's of Nevada, Inc. (Non-Managing
                                                                        Member) 50%
------------------------------------------------------ ---------------- ---------------------------------------------------
Innovative Restaurant Concepts, Inc.                         GA         RB International, Inc. (formerly Rio Bravo
                                                                        International, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
IRC Kansas, Inc.                                             KS         Innovative Restaurant Concepts, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
RB International, Inc. (formerly Rio Bravo                   KS         Applebee's International, Inc. (100%)
International, Inc.)
------------------------------------------------------ ---------------- ---------------------------------------------------
Rio Bravo Services, Inc.                                     KS         RB International, Inc. (formerly Rio Bravo
                                                                        International, Inc.) (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Summit Restaurants, Inc.                                     GA         Innovative Restaurant Concepts, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
AFSS, Inc.                                                   KS         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Michigan Services, LLC                            MI         Applebee's of Michigan, Inc. (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Calvert County, Inc.                           MD         Applebee's of Virginia, Inc. (88%)
                                                                        Robert Swarts (1%)
                                                                        John Lunsmann (1%)
                                                                        Tammy Britt (10%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of Maryland, Inc.                                 MD         Applebee's of Virginia, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's of St. Mary's County, Inc.                        MD         Applebee's of Virginia, Inc. (83%)
                                                                        Robert Swarts (1%)
                                                                        John Lunsmann (1%)
                                                                        Cheryl Kimberly Smith Morris (15%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Neighborhood Insurance, Inc.                                 VT         Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
A.I.I. Euro Services (Holland) B.V.                        Holland      Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------




AII Services - Europe, Limited                             England      Applebee's International, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
3057649 Nova Scotia Unlimited Liability Company         Nova Scotia,    Gourmet Systems of Tennessee, Inc. (100%)
                                                           Canada
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Brazil, LLC                                       KS         Applebee's International (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Brazil, LLC                               KS         Applebee's International (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Investments, LLC                                  KS         Applebee's International (Sole Member)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems Beverage, Inc.                               TX         Gourmet Systems of Texas, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Gourmet Systems of Texas, Inc.                               TX         Applebee's of Texas, Inc. (100%)
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Canada Corp.                                 Nova Scotia,    Gourmet Systems of Tennessee (100%)
                                                           Canada
------------------------------------------------------ ---------------- ---------------------------------------------------
Applebee's Restaurantes de Mexico S. de R.L. de C.V.       Mexico       Applebee's of New York, Inc. (99.9%)
                                                                        Gourmet Systems of Tennessee (.01%)
------------------------------------------------------ ---------------- ---------------------------------------------------


                            CONSENT AND REAFFIRMATION

                         Dated as of September 14, 2005

         Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the 5-Year Revolving Credit Agreement dated as of December 3, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Applebee's International, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative of the Lenders (the "Administrative Agent"), which Amendment No. 1 is dated as of September 14, 2005 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

                            ACMC, INC.
                            AII SERVICES, INC.
                            ANNE ARUNDEL APPLE HOLDING CORPORATION
                            APPLE AMERICAN LIMITED PARTNERSHIP OF MINNESOTA APPLEBEE'S BEVERAGE, INC.
                            APPLEBEE'S NEIGHBORHOOD GRILL & BAR OF GEORGIA, INC. APPLEBEE'S NORTHEAST, INC.
                            APPLEBEE'S OF MICHIGAN, INC.
                            APPLEBEE'S OF MINNESOTA, INC.
                            APPLEBEE'S OF NEW MEXICO, INC.
                            APPLEBEE'S OF NEW YORK, INC.
                            APPLEBEE'S OF NEVADA, INC.
                            APPLEBEE'S OF PENNSYLVANIA, INC.
                            APPLEBEE'S OF TEXAS, INC.
                            APPLEBEE'S OF VIRGINIA, INC.
                            APPLEBEE'S UK, LLC
                            APPLE VERMONT RESTAURANTS, INC.
                            GOURMET SYSTEMS OF ARIZONA, INC.
                            GOURMET SYSTEMS OF CALIFORNIA, INC.
                            GOURMET SYSTEMS OF GEORGIA, INC.
                            GOURMET SYSTEMS, INC.
                            GOURMET SYSTEMS OF KANSAS, INC.
                            GOURMET SYSTEMS OF MINNESOTA, INC.
                            GOURMET SYSTEMS OF NEVADA, INC.
                            GOURMET SYSTEMS OF TENNESSEE, INC.
                            GOURMETWEST OF NEVADA, LIMITED LIABILITY COMPANY INNOVATIVE RESTAURANT CONCEPTS, INC.
                            IRC KANSAS, INC.
                            RB INTERNATIONAL, INC.
                            RIO BRAVO SERVICES, INC.
                            SUMMIT RESTAURANTS, INC.
                            AFSS, INC.
                            APPLEBEE'S MICHIGAN SERVICES, LLC
                            APPLEBEE'S OF CALVERT COUNTY, INC.
                            APPLEBEE'S OF MARYLAND, INC.
                            APPLEBEE'S OF ST. MARY'S COUNTY, INC.
                            NEIGHBORHOOD INSURANCE, INC.
                            GOURMET SYSTEMS OF BRAZIL, LLC
                            APPLEBEE'S BRAZIL, LLC
                            GOURMET SYSTEMS OF TEXAS, INC.
                            GOURMET SYSTEMS BEVERAGE, INC.
                            APPLEBEE'S INVESTMENTS, LLC


                            By: /s/ Rebecca R. Tilden
                               ----------------------------------------
                               Name:  Rebecca R. Tilden
                               Title: Vice President/Authorized Agent